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THE INFORMATION CONTAINED IN THIS PRELIMINARY PROSPECTUS SUPPLEMENT IS NOT
COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PRELIMINARY PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS ARE NOT AN OFFER TO SELL THESE SECURITIES, AND WE ARE NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                             Subject to Completion
                  Preliminary Supplement Dated August 9, 2002

                              Janus Adviser Series

                    Supplement Dated September    , 2002 to
                      Prospectus Dated September    , 2002

The following information shall be added to the Shareholder's Guide of the
Prospectus:

"Financial intermediaries who enter into agreements with Janus Distributors by November 29, 2002 may receive up to 2.00% of the net asset value of the Class C Shares from Janus Distributors, if they agree to waive the initial sales charge otherwise payable by the investor during an initial period following the commencement of operations of Class C Shares."